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Exhibit 10.36

CHASE CORPORATION

Long Term Incentive Plan
Award Design and Grant Process
Fiscal Year Ending August 31, 2007

Key Provisions

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  Long term incentive: performance shares

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  Eligibility: key executives and others

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  Performance measures: Earnings Before Tax (EBT) as approved by the Board of Directors

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  Vesting: August 31, 2009

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  Performance measurement period: September 1, 2006 through August 31, 2007

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  Grant date: first day of measurement period

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  Stock price for award: closing price for last trading day prior to grant date ($16.75)

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  Threshold: the point at which an award is earned (80% of target). Between threshold and target the award increases on a pro-rata basis.

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  Stretch area: performance in excess of target awarded at a higher rate (150% for 120% achievement) with no cap.

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  Termination provisions:

Termination Event	Vesting	Payment in Shares
Retirement	Pro-rated	Paid as scheduled
Voluntary	All shares forfeit	No payment
Without cause	Pro-rated	Paid as scheduled
With cause	All shares forfeit	No payment
Upon change of control	Acceleration at target	Paid at change of control
Death or disability	Pro-rated	Paid as scheduled

Example:
Grant 1000 performance shares
Stock price (8/31/06) is $16.75
Threshold is 80% of target
Stretch area pays out pro-rata at rate of 150% for 120% achievement.

Performance	EBT	Payout % of Target	Vesting Shares
Threshold	80% of Target	50%	500
Target	100% of Target	100%	1000
Stretch	120% of Target	150%	1500
Recommended Award Levels @ Target for FY 2007
Peter R. Chase	26,730 shares
Adam P. Chase	7,563 shares
Terry M. Jones	6,142 shares
Kenneth L. Dumas	3,880 shares

	44,315 total shares

        Pre-tax expense at target is 44,315 @ $16.75 = $742,276 spread over 3 years.

Participant	Annual Salary	% Salary	Target Award	Shares @ 100%
Peter R Chase President & CEO	$447,720	100%	$447,720	26,730
Adam P Chase	$178,000	50%	$89,000	5313 × 5/12 = 2214
VP & COO	$192,000	80%	$153,600	9170 × 7/12 = 5349
				7563
Terry M Jones	$178,000	50%	$89,000	5313 × 5/12 = 2214
VP & CMO	$188,000	60%	$112,800	6734 × 7/12 = 3928
				6142
Kenneth L Dumas	$120,000	25%	$30,000	1791 × 5/12 = 746
Treasurer & CFO	$150,000	60%	$90,000	5373 × 7/12 = 3134
				3880

Share price is $16.75.
Salaries are as planned for promotional increases.

        Award opportunities are set annually and the plan is subject to the approval of the Compensation and Management Development (C&MD) Committee and may be modified from time-to-time.

FY 2007 Schedule

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  9/06    Goals and awards proposed by management for 2007

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  9/06    C&MD Committee reviews and approves 2006 vesting and 2007 plan

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  9/07    Management presents assessment of goal achievement and 2008 proposal

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  9/07    C&MD Committee approves 2007 vesting and 2008 goals/awards

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  8/09    Vested 2007 shares are released to participant

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  Exhibit 10.36